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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   April 24, 2001
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                             SBC Communications Inc.
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               (Exact Name of Registrant as Specified in Charter)




              Delaware                   1-8610               43-1301883
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  (State or Other Jurisdiction of     (Commission           (IRS Employer
           Incorporation)             File Number)       Identification No.)




175 E. Houston, San Antonio, Texas                            78205
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code            (210) 821-4105
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.
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First Quarter 2001 Earnings

On April 23, 2001, SBC announced earnings for the first quarter of 2001. See
Exhibit 99-1 for a summarized copy of the related press release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits

Exhibit No.

99-1        Summary of Press Release - First Quarter 2001 Earnings

99-2        SBC Communications Inc. Unaudited Consolidated Financial Statements



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                                  EXHIBIT INDEX

Exhibit Number

99-1        Summary of Press Release - First Quarter 2001 Earnings

99-2        SBC Communications Inc. Unaudited Consolidated Financial Statements


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SBC Communications Inc.



                                                 By: /s/ Donald E. Kiernan
                                                 ------------------------------
                                                       Donald E. Kiernan
                                                        Senior Excecutive Vice
                                                        President and Chief
                                                        Financial Officer



April 24, 2001